23.1

                         Consent of Arthur Andersen LLP

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                              Arthur Andersen LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into TESSCO Technologies Incorporated's previously filed Registration Statement on Form S-8 No. 33-87178.


/s/ Arthur Andersen LLP
June 3, 1996